COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES
                  COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES
              COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES

                        Supplement to Prospectuses dated
                          May 1, 1999 and June 1, 1999

Effective immediately, Gita Rao no longer manages the Colonial International Fund for Growth, Variable Series, Colonial Global Equity Fund, Variable Series and Colonial International Horizons Fund, Variable Series. Nicolas Ghajar replaces Ms. Rao as manager of the Funds.

The paragraph in the section "The Sub-Advisors" under the caption "Colonial" that describes Gita Rao is deleted in its entirety.

A new paragraph in the section "The Sub-Advisors" under the caption "Colonial" is added as follows:

NICOLAS GHAJAR, an Assistant Vice President of Colonial Management Associates, Inc. (Colonial), has managed the Colonial International Fund for Growth,
Variable Series, the Colonial Global Equity Fund, Variable Series and the Colonial International Horizons Fund, Variable Series since September, 1999. Mr. Ghajar has either been an associate portfolio manager or an equity analyst of various other equity funds at Colonial since 1992.


                                                            September 14, 1999